Exhibit 32
CERTIFICATION PURSUANT TO 18 U.S.C.
SECTION 1350, AS ADOPTED PURSUANT
TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the quarterly report of Kaydon Corporation (the “Company”) on Form 10-Q for the period ended July 4, 2009 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, James O’Leary, Chief Executive Officer of the Company, and Peter C. DeChants, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:
(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

August 5, 2009	/s/James O’Leary
James O’Leary
Chairman, President and Chief Executive Officer

/s/Peter C. DeChants
Peter C. DeChants
Senior Vice President, Chief Financial Officer